PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES	PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS
The following table summarizes the movement in provisions for the years ended December 31:

	Non-income tax provisions	Decommi-ssioning provision	Legal provision	Other provisions	Total

As of January 1, 2023	49	43	9	5	106

Arising during the year	18	3	—	10	31
Utilized	—	(1)	—	—	(1)
Unused amounts reversed	(2)	(4)	—	(3)	(9)
Transfer and reclassification	7	—	—	—	7
Discount rate adjustment and imputed interest	—	3	—	—	3
Translation adjustments and other	(7)	(4)	—	(1)	(12)

As of December 31, 2023	65	40	9	11	125
Non-current	4	40	—	—	44
Current	61	—	9	11	81

As of January 1, 2024	65	40	9	11	125

Arising during the year	9	8	—	8	25
Utilized	(15)	(1)	—	(3)	(19)
Unused amounts reversed	(5)	(1)	—	(5)	(11)
Discount rate adjustment and imputed interest	—	3	—	—	3
Translation adjustments and other	2	(3)	—	(1)	(2)

As of December 31, 2024	56	46	9	10	121
Non-current	—	46	—	2	48
Current	56	—	9	8	73
The timing of payments in respect of provisions is, with some exceptions, not contractually fixed and cannot be estimated with certainty. In addition, with respect to legal proceedings, given inherent uncertainties, the ultimate outcome may differ from VEON’s current expectations.

See ‘Source of estimation uncertainty’ below in this Note 8 for further details regarding assumptions and sources of uncertainty. For further details regarding risks associated with income tax and non-income tax positions, please refer to ‘Source of estimation uncertainty’ in Note 9.
The Group has recognized a provision for decommissioning obligations associated with future dismantling of its towers in various jurisdictions.
CONTINGENT LIABILITIES
The Group had contingent liabilities as of December 31, 2024 as set out below.
VEON - Securities Class Action
On November 4, 2015, a class action lawsuit was filed in the United States against VEON and certain of its then current and former officers by Charles Kux-Kardos, on behalf of himself and other investors in the Company alleging certain violations of the U.S. federal securities laws in connection with the Company’s public disclosures relating to its operations in Uzbekistan. On December 4, 2015, a second complaint was filed by Westway Alliance Corp. that essentially asserted the same claims in connection with the same disclosures. On April 27, 2016, the Court in the Southern District of New York (the “Court”) consolidated the two actions and appointed Westway as lead plaintiff. On December 9, 2016, Westway filed its first amended complaint (“FAC”). On September 19, 2017, the Court granted VEON’s motion to dismiss the FAC in part. On February 9, 2018, VEON filed its Answer and Affirmative Defenses to remaining allegations of the FAC, and all the individual defendants filed motions to dismiss the claim.
On April 13, 2018, the plaintiff voluntarily dismissed its claims against one of the individual defendants and, on August 30, 2018, the Court dismissed the claims against all of the remaining individual defendants. On May 17, 2019, VEON filed a motion for judgement on the pleadings, arguing that Westway lacked standing as a result of the September 19, 2017 order because Westway had not purchased any securities on or after the date of the earliest alleged misstatement (the “May-2019 Motion”). On May 21, 2019, the Rosen Law Firm submitted a letter to the Court on behalf of Boris Lvov (“Lvov”) seeking leave to file a motion to intervene and substitute Lvov as lead plaintiff. On 17 June 2019, Westway filed its opposition to the May-2019 Motion and on April 17, 2020, the Court denied Westway's motion and ordered the May-2019 Motion to proceed. On March 31, 2020, VEON’s motion for judgement on the pleadings was denied without prejudice.
On April 14, 2020, Westway filed its second Amended Complaint (“SAC”). On May 15, 2020, VEON filed a motion to dismiss the SAC, which the Court granted on March 11, 2021, holding that VEON had no duty to disclose information concerning its internal controls as of the start date of the Alleged Class Period, and that Westway therefore lacked standing to bring any claims against VEON as lead plaintiff or otherwise. The Court reopened the lead plaintiff selection process and, on April 29, 2022, appointed Lvov as lead plaintiff and granted Lvov leave to file an amended complaint.
Lvov filed the third Amended Complaint (“TAC”) on February 22, 2023. On May 10, 2023, the Court denied Lvov's motion for discovery and granted VEON leave to file a motion to dismiss portions of the TAC. On September 30, 2024, the Court granted VEON’s motion to dismiss portions of the TAC in part, dismissing with prejudice the TAC’s newly alleged false statements as time-barred under the statute of repose, and requesting additional briefing with respect to the TAC’s newly alleged corrective disclosures. On January 10, 2025, the Court further circumscribed the plaintiff’s case, removing three of the six disclosures that were at issue and for which the plaintiff can no longer seek any damages.
The parties agreed to a one-day mediation on February 25, 2025, which did not result in a settlement. While the parties are continuing to discuss a possible resolution, the case is moving forward. VEON’s answer to the TAC was filed on March 21, 2025. Discovery has commenced, and the Court is holding an Initial Case Management Conference on April 23, 2025, during which the Court will set deadlines for the completion of fact and expert discovery, among other things.
At this stage of the suit, the claim remains unquantified, and VEON intends to vigorously defend the action at all phases of the proceedings.
ADG Arbitration Claim
Subject to a Shareholders Agreement ("SHA"), from 2016 to 2021, PMCL was jointly owned by Warid Telecom Pakistan LLC and Bank Alfalah Limited (together the "Claimants") and International Wireless Communications Pakistan Limited ("IWCPL"), a holding company within the VEON Group. In September 24, 2020, the Claimants exercised a put option under the SHA by which they required IWCPL (or a designee) to acquire their 15% shareholding of PMCL. A valuation process was conducted to assess the value of the shares and a sale transaction was concluded in early 2021 whereby VEON Pakistan Holdings BV’s acquired all of the claimant’s shares in PMCL. On June 27, 2022, under the terms of the SHA, arbitration claim - LCIA No. 225545 (the "Arbitration") was commenced in the London Court of International Arbitration (“LCIA”) by the Claimants, alleging that IWCPL and PMCL fraudulently misrepresented the performance and outlook of PMCL in order to depress the valuation of the Claimants' shares.
The LCIA Tribunal bifurcated liability and damages, and the liability phase of the arbitration is expected to conclude in 2025. A two-week hearing took place between January 27, 2025 and February 6, 2025, and the Tribunal’s award on liability is anticipated in late summer / early autumn 2025. The Tribunal’s findings on liability may be adverse to PMCL's and IWCPL's interests in relation to some of the allegations made. However, even in the event of a finding of liability, the quantum of the claim would remain to be determined and, in this case, quantum is a complex issue that would take some time to resolve. The Claimants are seeking an amount in excess of US$200, however, the extent to which any finding of liability would give rise to a loss is, and will remain for some time, unclear. The Respondents will continue to vigorously defend this claim.

VAT on Replacement SIMs
SIM Cards Issued June 2009 to December 2011
On April 1, 2012, the National Board of Revenue (“NBR”) issued a demand to Banglalink Digital Communications Limited (“Banglalink”) for BDT 7.74 billion (US$65) for unpaid SIM tax (VAT and supplementary duty). The NBR alleged that Banglalink evaded SIM tax on new SIM cards by issuing them as replacements. On the basis of 5 random SIM card purchases made by the NBR, the NBR concluded that all SIM card replacements issued by Banglalink between June 2009 and December 2011 (7,021,834 in total) were new SIM connections and subject to tax. Similar notices were sent to three other operators in Bangladesh. Banglalink and the other operators filed separate petitions in the High Court, which stayed enforcement of the demands.
In an attempt to assist the NBR in resolving the dispute, the Government ordered the NBR to form a Review Committee comprised of the NBR, the Commissioner of Taxes (“LTU”), BTRC, Association of Mobile Telecom Operators of Bangladesh and the operators (including Banglalink). The Review Committee identified a methodology to determine the amount of unpaid SIM tax and, after analyzing 1,200 randomly selected SIM cards issued by Banglalink, determined that only 4.83% were incorrectly registered as replacements. The Review Committee’s interim report was signed off by all the parties, however, the Convenor of the Review Committee reneged on the interim report and unilaterally published a final report that was not based on the interim report or the findings of the Review Committee. The operators objected to the final report.
The NBR Chairman and operators’ representative agreed that the BTRC would prepare further guidelines for verification of SIM users. Although the BTRC submitted its guidelines (under which Banglalink’s exposure was determined to be 8.5% of the original demand), the Convenor of the Review Committee submitted a supplementary report which disregarded the BTRC’s guidelines and assessed Banglalink’s liability for SIM tax to be BDT 7.62 billion (US$64). The operators refused to sign the supplementary report.
On May 18, 2015, Banglalink received an updated demand from the LTU claiming Banglalink had incorrectly issued 6,887,633 SIM cards as replacement SIM cards between June 2009 and December 2011 and required Banglalink to pay BDT 5.32 billion (US$44) in SIM tax. The demand also stated that interest may be payable. Similar demands were sent to the other operators.
On June 25, 2015, Banglalink filed an application to the High Court to stay the updated demand, and a stay was granted. On August 13, 2015, Banglalink filed its appeal against the demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed. The other operators also appealed their demands. On May 26, 2016, Banglalink presented its legal arguments and on September 28, 2016, the appeals of all the operators were heard together.
The Appellate Tribunal rejected the appeal of Banglalink and all other operators on June 22, 2017. On July 11, 2017, Banglalink filed an appeal of the Appellate Tribunal’s judgement with the High Court Division of the Supreme Court of Bangladesh. The appeal is pending.
SIM Cards Issued July 2012 to June 2015
On November 20, 2017, the LTU issued a final demand to Banglalink for BDT 1.69 billion (US$14) for unpaid tax on SIM card replacements issued by Banglalink between July 2012 and June 2015. On February 20, 2018, Banglalink filed its appeal against this demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed. By its judgement dated February 10, 2020, the Appellate Tribunal rejected Banglalink’s appeal. Banglalink appealed to the High Court Division. Before hearing the appeal, the Court suo moto took up as a preliminary question whether, based on new law, the matter is subject to an appeal or an application for revision. On March 2, 2021, the Court determined that an application for revision is the correct procedure and dismissed the appeal. Banglalink filed an appeal before the Appellate Division and the appeal is pending for hearing. If the Appellate Division rejects the appeal, then Banglalink will be obligated to deposit 10% of the disputed amount in order to continue its challenge.
As of December 31, 2024, the Company has recorded a provision, for the cases discussed above of, US$8 (2023: US$8).
Other contingencies and uncertainties
In addition to the individual matters mentioned above, the Company is involved in other disputes, litigation and regulatory inquiries and both internal and external investigations, both pending and threatened, in the ordinary course of its business. For example, our operating company in Bangladesh has recently been subject to an extensive audit conducted by the BTRC concerning past compliance with all relevant license terms, laws and regulations for the period covering 1996 (inception of our operating company in Bangladesh) to December 2019. On June 26, 2023, the BTRC released its audit findings and issued a claim of BDT 8,231 million (approximately US$74) which includes BDT 4,307 million (approximately US$39) for interest. The Company has paid the principal amount and is currently having discussions with government stakeholders, including the BTRC for removal of the interest amount. Should Banglalink and the BTRC not be able to reach a mutually agreed position concerning the removal of the interest amount, protracted litigation may result. The Company has accrued for amounts of the claim where it considers a cash outflow to be probable. The total value of all other individual contingencies that are able to be quantified and are above US$5, other than disclosed above and in Note 9, amounts to US$211 (2023: US$205). Due to the high level of estimation uncertainty, as described in ‘Source of estimation uncertainty’ in this Note 8 and in Note 9, it is not practicable for the Company to reliably estimate the financial effect for certain contingencies and uncertainties and therefore no financial effect has been included within the preceding disclosure. The Company does not expect any liability or other financial impact (e.g. regarding recoverability of certain receivables) arising from these contingencies and uncertainties to have a material effect on the results of operations, liquidity, capital resources or financial position of the Company. Furthermore, the Company believes it has provided for all probable liabilities.
For the ongoing matters described above, where the Company has concluded that the potential loss arising from a negative outcome in the matter cannot be reliably estimated, the Company has not recorded an accrual for the potential loss. However, in the event a loss is incurred, it may have an adverse effect on the results of operations, liquidity, capital resources, or financial position of the Company.
ACCOUNTING POLICIES
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event. It is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are discounted using a current pre-tax rate if the time value of money is significant. Contingent liabilities are possible obligations arising from past events, whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group.

SOURCE OF ESTIMATION UNCERTAINTY
The Group is involved in various legal proceedings, internal and external investigations, disputes and claims, including regulatory discussions related to the Group’s business, licenses, tax positions and investments, and the outcomes of these are subject to significant uncertainty. Management evaluates, among other factors, the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. Unanticipated events or changes in these factors may require the Group to increase or decrease the amount recorded for a matter that has not been previously recorded because it was not considered probable and /or the impact could not be estimated (no reasonable estimate could be made).
In the ordinary course of business, VEON may be party to various legal and tax proceedings, including as it relates to compliance with the rules of the telecom regulators in the countries in which VEON operates, competition law and anti-bribery and corruption laws, including the U.S. Foreign Corrupt Practices Act (“FCPA”). Non-compliance with such rules and laws may cause VEON to be subject to claims, some of which may relate to the developing markets and evolving fiscal and regulatory environments in which VEON operates. In the opinion of management, VEON’s liability, if any, in all pending litigation, other legal proceeding or other matters, other than what is discussed in this Note, will not have a material effect upon the financial condition, results of operations or liquidity of VEON.